                                  EXHIBIT 99.6

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                              FINANCIAL INFORMATION

      On August 19, 2004, Amkor Technology, Inc., a Delaware corporation ("Amkor"), acquired approximately 93.0% of the capital stock of Unitive, Inc., a Delaware corporation ("Unitive"), and on August 20, 2004, Amkor acquired approximately 60.0% of the capital stock of Unitive Semiconductor Taiwan Corporation ("UST"). The unaudited pro forma combined condensed balance sheet as of June 30, 2004 gives effect to the acquisitions of Unitive and UST as if the acquisitions had occurred on June 30, 2004. The unaudited pro forma combined condensed statements of income for the year ended December 31, 2003 and the six month period ended June 30, 2004 give effect to the acquisitions of Unitive and UST as if the acquisitions had occurred on January 1, 2003.

      The following unaudited pro forma combined condensed financial statements do not purport to represent what our actual results would have been had the acquisitions occurred on the dates indicated or for any future period or date. The pro forma adjustments give effect to available information and assumptions that we believe are reasonable. The unaudited pro forma combined condensed financial statements should be read in conjunction with Amkor's historical financial statements and related notes, as well as "Selected Consolidated Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in Amkor's previously filed Annual Reports on Form 10-K.

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET AS OF JUNE 30, 2004:

                                                                                         Pro Forma
                                               Amkor         Unitive         UST         Adjustments               Pro Forma
                                            ------------   ------------   -----------   -------------         ------------------
                                                                        (In thousands)
Current assets:
    Cash and cash equivalents.............  $    294,595   $      1,907   $     3,119   $           -         $          299,621
    Accounts receivable, net..............       276,761          2,174         1,212               -                    280,147
    Inventories...........................       120,061            336           537               -                    120,934
    Other current assets..................        37,027             50         1,235               -                     38,312
                                            ------------   ------------   -----------   -------------         ------------------
          Total current assets............       728,444          4,467         6,103                                    739,014
Property, plant and equipment, net........     1,329,112          7,894        26,152          11,339     a            1,374,497
Investments...............................        13,919              -             -               -                     13,919
Other assets..............................       746,051          5,476         1,552          26,451   b,c              779,530
                                            ------------   ------------   -----------   -------------         ------------------
          Total assets....................  $  2,817,526   $     17,837   $    33,807   $      37,790         $        2,906,960
                                            ============   ============   ===========   =============         ==================

Current liabilities:
    Short-term borrowing and current
       portion of long-term debt..........  $    143,693   $      2,922   $     7,712   $           -         $          154,327
    Trade accounts payable................       264,019          1,481           352           5,742     a              271,594
    Accrued expenses and other
       current liabilities................       164,674            645         1,627               -                    166,946
                                            ------------   ------------   -----------   -------------         ------------------
          Total current liabilities.......       572,386          5,048         9,691           5,742                    592,867
Long-term debt............................     1,733,114          2,337        13,554               -                  1,749,005
Other noncurrent liabilities..............        91,168              -           269               -                     91,437
                                            ------------   ------------   -----------   -------------         ------------------
          Total liabilities...............     2,396,668          7,385        23,514           5,742                  2,433,309
                                            ------------   ------------   -----------   -------------         ------------------
Commitments and contingencies
Minority interest.........................         1,561              -             -           4,849     d                6,410
                                            ------------   ------------   -----------   -------------         ------------------
          Total stockholders' equity......       419,297         10,452        10,293          27,199     e              467,241
                                            ------------   ------------   -----------   -------------         ------------------
          Total liabilities and equity....  $  2,817,526   $     17,837   $    33,807   $      37,790         $        2,906,960
                                            ============   ============   ===========   =============         ==================

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2003:

                                                                                                Pro Forma
                                                    Amkor         Unitive          UST         Adjustments           Pro Forma
                                                 ------------   ------------   ------------   -------------        --------------
                                                                              (In thousands)
Revenue........................................  $  1,603,768   $      9,231   $      2,856   $        (275)  m    $    1,615,580
Cost of sales..................................     1,267,302         11,412          8,554            (617)  f,n       1,286,651
                                                 ------------   ------------   ------------   --------------       --------------
Gross profit (loss)............................       336,466         (2,181)        (5,698)            342               328,929
                                                 ------------   ------------   ------------   -------------        --------------
Operating expenses:
    Selling, general and administrative........       179,952          2,481          2,500            (360)  f,m         184,573
    Research and development...................        25,784          1,763          1,663                                29,210
    Amortization of acquired intangibles.......         8,183              -              -             517   g             8,700
    Other operating (income) expense, net......          (461)             -             55              56   n              (350)
                                                 ------------   ------------   ------------   -------------        --------------
          Total operating expenses.............       213,458          4,244          4,218             213               222,133
                                                 ------------   ------------   ------------   -------------        --------------
Operating income (loss)........................       123,008         (6,425)        (9,916)            129               106,796
                                                 ------------   ------------   ------------   -------------        --------------
Other expense:
    Interest expense, net......................       140,281            573            699             844   k           142,397
    Foreign currency gain......................        (3,022)             -            (20)                               (3,042)
    Other expense, net.........................        31,052            893           (104)          1,250   h,n          33,091
                                                 ------------   ------------   ------------   -------------        --------------
          Total other expense..................       168,311          1,466            575           2,094               172,446
                                                 ------------   ------------   ------------   -------------        --------------
Loss before provision for income taxes,
    equity investment gains (losses),
    minority interest..........................       (45,303)        (7,891)       (10,491)         (1,965)              (65,650)
Minority interest and equity investment
    gain (loss), net...........................        (7,298)        (1,622)             -           6,798   i,j          (2,122)
                                                 ------------   ------------   ------------   -------------        --------------
Income (loss) from continuing operations
    before income taxes........................       (52,601)        (9,513)       (10,491)          4,833               (67,772)
Income tax expense (benefit)...................          (233)             -         (1,917)          1,917   l              (233)
                                                 ------------   ------------   ------------   -------------        --------------
Net income (loss)..............................  $    (52,368)  $     (9,513)  $     (8,574)  $       2,916        $      (67,539)
                                                 ============   ============   ============   =============        ==============

Per Share Data:
Basic and diluted loss per common share........  $      (0.31)                                                     $        (0.40)
                                                 ============                                                      ==============
Shares used in computing basic and
    diluted loss per common share..............       167,142                                                             167,142
                                                 ============                                                      ==============

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME FOR THE SIX MONTHS ENDED JUNE 30, 2004:

                                                                                              Pro Forma
                                                      Amkor        Unitive         UST        Adjustments           Pro Forma
                                                    ----------   -----------   -----------   ------------         --------------
                                                                               (In thousands)
Revenue...........................................  $  957,182   $     6,257   $     3,111   $          -         $      966,550
Cost of sales.....................................     750,559         7,629         6,265           (899)  f            763,554
                                                    ----------   -----------   -----------   -------------        --------------
Gross profit (loss)...............................     206,623        (1,372)       (3,154)           899                202,996
                                                    ----------   -----------   -----------   ------------         --------------
Operating expenses:
    Selling, general and administrative...........     107,757         1,871         1,053            (51)  f            110,630
    Research and development......................      18,877         1,115           549                                20,541
    Gain on disposal of fixed assets, net.........        (198)            -             1                                  (197)
    Amortization of acquired intangibles..........       3,165             -             -            258   g              3,423
                                                    ----------   -----------   -----------   ------------         --------------
          Total operating expenses................     129,601         2,986         1,603            207                134,397
                                                    ----------   -----------   -----------   ------------         --------------
Operating income (loss)...........................      77,022        (4,358)       (4,757)           692                 68,599
                                                    ----------   -----------   -----------   ------------         --------------
Other expense:
    Interest expense, net.........................      69,650           458           369                                70,477
    Foreign currency loss (gain)..................       2,710             -            (1)                                2,709
    Other income (expense), net...................     (23,556)            -          (405)           767   h            (23,194)
                                                    ----------   -----------   -----------   ------------         --------------
          Total other expense (income)............      48,804           458           (37)           767                 49,992
                                                    ----------   -----------   -----------   ------------         --------------
Income (loss) before provision for income
    taxes, equity investment gains (losses),
    minority interest.............................      28,218        (4,816)       (4,720)           (75)                18,607
Minority interest and equity investment
    gain (loss), net..............................        (365)         (190)            -          2,421   i,j            1,866
                                                    ----------   -----------   -----------   ------------         --------------
Income (loss) from continuing operations
    before income taxes...........................      27,853        (5,006)       (4,720)         2,346                 20,473

Provision (benefit) for income taxes..............       6,963             -         5,434         (5,434)  l              6,963
                                                    ----------   -----------   -----------   ------------         --------------
Net income (loss).................................  $   20,890   $    (5,006)  $   (10,154)  $      7,780         $       13,510
                                                    ==========   ===========   ===========   ============         ==============

Per Share Data:

Basic and diluted income per common share.........  $     0.12                                                    $         0.08
                                                    ==========                                                    ==============
Shares used in computing basic income
    per common share..............................     174,961                                                           174,961
                                                    ==========                                                    ==============
Shares used in computing diluted income
    per common share..............................     178,028                                                           178,028
                                                    ==========                                                    ==============

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The estimated significant pro forma adjustments included in the above unaudited pro forma combined condensed financial statements are explained as follows:

      Unaudited Pro Forma Combined Condensed Balance Sheet

      a. Represents the estimated fair market value adjustment to property, plant and equipment, as well as an adjustment to accounts payable for an unrecorded liability related to purchased equipment.

      b. Represents the estimated fair market value adjustment to technology-related intangible assets and the acquisition of a call option to purchase the remaining approximate 40% common stock of UST.

      c. Represents $25.5 of goodwill, or the excess of total consideration over the net assets acquired.

      d. Represents the 40% minority interest balance of UST and 7% minority interest balance of Unitive.


      e. Represents the elimination of historical UST and Unitive equity, offset by total purchase consideration.

      Unaudited Pro Forma Combined Condensed Statements of Income

      f. Represents the adjustment to depreciation expense as a result of the fair market value and useful life adjustments to property, plant and equipment.

      g. Represents the adjustment to amortization expense as a result of the fair market value and useful life adjustments to acquired intangible assets.

      h. Represents additional expense related to the estimated change in the value of the call option asset.

      i. Represents the elimination of Unitive's losses from their equity investment in UST.

      j. Represents the minority interest income related to the 40% minority interest of UST and 7% minority interest of Unitive.

      k. Represents additional interest expense related to the amortization of the debt discount incurred in connection with the financing of the UNC transaction.

      l. Represents the application of a 100% valuation allowance against UST's deferred tax assets, in accordance with accounting principles generally accepted in the United States, as a result of UST's historical, cumulative losses.

      m.    Represents elimination of intercompany transactions.

      n. Represents the reclassification of expenses between operating and non-operating in accordance with accounting principles generally accepted in the Unites States; with no effect to net loss.